                            LOAN, PLEDGE AND OPTION AGREEMENT

    THIS LOAN, PLEDGE AND OPTION AGREEMENT (the "Agreement") is made as of July 31, 1997 between PARAGON MANAGEMENT SYSTEMS, INC., a California corporation ("Lender" or the "Company"), K. CYRUS HADAVI ("Borrower") and MANATT, PHELPS & PHILLIPS, LLP ("Pledgeholder"), and provides as follows:


                                    RECITALS

    A. Borrower desires to borrow Two Hundred Thousand Dollars ($200,000.00) from Lender on the terms and subject to the conditions of this Agreement.

    B. To induce Lender to make the loan, Borrower desires to pledge and grant to Lender a security interest in certain assets of Borrower, as more fully described herein.

    C. Borrower also desires to provide Lender an option to purchase certain capital stock owned by Borrower, upon the occurrence of certain events, as more fully described below.

    D. The parties desire Pledgeholder to secure the Collateral and perform other functions, as more fully described below.

    THE PARTIES AGREE AS FOLLOWS:

1.  LOAN.

    1.1 ADVANCE OF FUNDS. Subject to the terms and conditions of this Agreement Lender hereby loans to Borrower and Borrower hereby borrows the amount of Two Hundred Thousand Dollars ($200,000.00) (the "Loan") which Loan shall be evidenced by a Promissory Note in the form attached hereto as Exhibit A (the "Note").

    1.2 LIMITATION ON RECOURSE. In the event of any breach or default by Borrower of his obligations under this Agreement or the Note, and notwithstanding any other provision of this Agreement or the Note to the contrary, the sole recourse of Lender shall be the Collateral (as such term is defined in Section 2.1 hereof), and neither Borrower nor any person liable by, through or under Borrower shall be personally liable therefor, nor shall any of the property or assets of Borrower or of any such person, other than the Collateral, be subject to garnishment, attachment or other process for the enforcement of judgments or the collection of debts, except that the foregoing limitations shall not apply to any breach or default concerning any representation or warranty of Borrower or of any covenant of Borrower concerning the ownership of or transfer of any interest in the Collateral. This paragraph shall take priority over and be deemed to modify and supersede any inconsistent provision contained in this Agreement or the Note, and any such provision shall be null and void to the extent of the inconsistency.

    1.3 ACCELERATION. Lender may, at its option and in its sole discretion, declare the then outstanding principal balance of the Loan, together with all accrued and unpaid interest thereon, to be immediately due and payable if any of the following (each of which is referred to herein as an "Event of Default") shall occur:

                                        1.

         (a) the failure of Borrower to pay any amount under the Note when due, and upon written notice thereof given to Borrower, if such failure shall not have been cured or waived within ten (10) business days of such notice;

         (b) the commencement of any proceeding against Borrower in bankruptcy, or otherwise seeking any reorganization, arrangement or similar relief, or the appointment of a receiver, trustee, or liquidator to take possession of the assets of Borrower, or the commencement of any other proceeding under any law for the relief of creditors;

         (c) any assignment by Borrower for the benefit of Borrower's creditors; or

         (d) any other breach by Borrower of any of Borrower's representations, warranties or obligations under this Agreement which is not cured to the satisfaction of Lender within thirty (30) days after notice of such breach is deemed given pursuant to Section 6.6.

2.  PLEDGE AS SECURITY.

         2.1 PLEDGE AND GRANT OF SECURITY INTEREST. As security for all of Borrower's obligations and liabilities to Lender whether now existing or hereafter arising under this Agreement (the "Obligations"), Borrower hereby assigns as security and pledges to Lender One Million Six Hundred Ninety Four Thousand Nine Hundred Twenty (1,694,920) shares (the "Shares") of the Common Stock of Lender owned by Borrower, and grants Lender a security interest in Borrower's right, title and interest in and to the Shares, the proceeds (from disposition or otherwise) thereof and all proceeds (from disposition or otherwise) of the proceeds (collectively the "Collateral"). Borrower agrees to take such additional actions (including, without limitation, the filing of a Form UCC-1) as may be necessary or advisable at the reasonable request of Lender to perfect and continue Lender's security interest in the Collateral.

         2.2 STOCK DISTRIBUTIONS AND ADJUSTMENTS OF COLLATERAL. If, during the term of this Agreement, any stock or other non-cash distribution, dividend, stock split, reclassification, readjustment, exchange, substitution or other change is declared or made in the capital structure of Lender, or there is any merger, consolidation, reorganization or sale of all or substantially all of the assets of Lender pursuant to which holders of Common Stock of Lender are entitled to receive cash, securities or other property (a "Reorganization"), all new, substituted and additional shares of stock or other securities or property issued by reason of any such change or Reorganization shall be immediately delivered by Borrower to Pledgeholder (as defined in Section 4.1), together with duly executed assignment(s) separate from certificate or other appropriate transfer and title documents, to be held by Pledgeholder in the same manner as the Shares originally pledged hereunder, and hereafter the term "Shares" or "Collateral" shall include such cash securities or property. Furthermore, after such event, all references to prices, number of Shares or number of shares of Common Stock of Lender in this Agreement shall be adjusted to give effect to such event.

         2.3 RELEASE OF COLLATERAL. Lender and Borrower mutually acknowledge that the number of Shares pledged to secure the Loan is based on a fair market value equal to One Dollar

                                       2.

and Eighteen Cents ($1.18) per Share, as determined by the parties. Notwithstanding the fact that the Company's Board of Directors may determine at any time that the fair market value of shares of Common Stock of the Company is in excess of such amount, Pledgeholder (as such term is defined in Section 4.1 hereof) shall retain all Shares as Collateral.

         2.4 SUBSTITUTION OF COLLATERAL. Borrower may substitute at any time, and from time to time, any Collateral, with the prior written consent of Lender, such consent to be given or withheld in Lender's sole discretion.

         2.5 SALE OF COLLATERAL. In the event of the nonpayment of any Obligations when due, whether by acceleration or otherwise, or upon the happening of any Event of Default, Lender may then, or at any time thereafter, at its election, apply, set off, collect or sell in one or more sales, or take such steps as may be necessary to liquidate and reduce to cash in the hands of Lender in whole or in part, with or without any previous demands or demand of performance or notice or advertisement, the whole or any part of the Collateral in such order as Lender may elect and any such sale may be made either at public or private sale at its place of business or elsewhere, or at any broker's board or securities exchange, either for cash or upon credit or for future delivery. Lender-may be the purchaser of any or all Collateral so sold and hold the same thereafter in its own right free from any claim of Borrower or right of redemption. Demands of performance, notices of sale, advertisements and presence of property at sale are hereby waived.

3.       OPTION.

         3.1 OPTION TO PURCHASE SHARES. At any time from and after the date the Borrower terminates service as an employee of or director or consultant to the Company until repayment of the Loan and all accrued interest, Lender shall have the right and option (the "Option"), exercisable at its sole discretion by giving written notice to Borrower (with a copy to Pledgeholder), to purchase from Borrower the Shares (plus any additional stock of the Company, cash, securities or other property receivable on account thereof as a result of any distribution, dividend, stock split, reclassification, readjustment, exchange, substitution. Reorganization or similar transaction with respect to such Shares since the date hereof) for an aggregate price of Two Hundred Thousand Dollars ($200,000.00) (the "Purchase Price"). The Purchase Price may be paid by applying and setting off dollar for dollar the unpaid balance of principal and interest under the Note (whether or not then due and payable), with any remaining balance to be paid in cash. Lender shall have full power and authority to take any and all steps in the name of the Lender or of Borrower to complete the transfer of such Shares to Lender free of any rights of Borrower or any person claiming by, through or under Borrower, including, without limitation, delivery to the Lender of stock certificates representing such Shares and Assignments Separate from Certificate as delivered by Borrower pursuant to Section 4.1 below.


                                    3.

4.   PLEDGE.

     4.1 APPOINTMENT OF PLEDGEHOLDER. Lender hereby appoints Manatt, Phelps & Phillips, LLP as "Pledgeholder" to accept and hold the deliveries described below on its behalf. To assure Borrower's ability to perform Borrower's Obligations under this Agreement, Borrower will, concurrently with the delivery of this Agreement, deliver Stock Certificate No(s). _________, together with duly executed blank Assignments Separate from Certificate (in the form attached hereto as Exhibit B) for such Certificate(s), to Pledgeholder, such Assignments to be held in pledge (the "Pledge") pursuant to the terms of this Section 4.

     4.2   DUTIES AFTER AN EVENT OF DEFAULT OR OPTION EXERCISE.

           (a) Pledgeholder shall have no duty to determine the existence of an Event of Default and shall, subject to Section 4.15, without any liability whatsoever, rely upon the written notice of Lender that an Event of Default has occurred. If, following an Event of Default, Lender shall elect to exercise its right to realize on the Shares, Pledgeholder shall, upon the receipt of written notice from Lender (with a copy to Borrower), subject to
Section 4.15, deliver possession of the Collateral to Lender, without warranty. Following an Event of Default, Pledgeholder shall dispose of the Collateral other than the Shares in accordance with written instructions of Lender.

           (b) If Lender exercises the Option pursuant to Section 3.1, Pledgeholder shall, upon the receipt of written notice of the exercise of the Option and delivery of payment in full of the Purchase Price, by any means provided in Section 3.1, deliver possession of the Shares to Lender and, if applicable, deliver the purchase funds to Borrower without warranty in either case.

     4.3 ATTORNEY-IN-FACT; ADDITIONAL STOCK ASSIGNMENTS. Borrower hereby irrevocably constitutes and appoints Pledgeholder as Borrower's attorney-in-fact and agent for the term of this Pledge to execute, with respect to such securities or other Collateral as are deposited with Pledgeholder hereunder, all documents necessary or appropriate to make such securities or other Collateral negotiable and complete any transaction herein contemplated. Borrower shall deliver to Pledgeholder from time to time such number of stock assignments separate from certificate or other documents duly executed by Borrower as may be reasonably requested by Lender or Pledgeholder.

     4.4 RETURN OF PROPERTY. If at the time of termination of this Agreement, Pledgeholder has in Pledgeholder's possession any documents, securities, or other property belonging to Borrower, Pledgeholder shall deliver all of same to Borrower and shall be discharged of all further obligations hereunder.

     4.5 DUTIES; MODIFICATION OF DUTIES. Pledgeholder shall carry out Pledgeholder's duties hereunder to the best of Pledgeholder's ability and shall be liable only for willful misconduct. Pledgeholder's duties hereunder may be altered, amended, modified or revoked only by a written instrument signed by Lender, Borrower and Pledgeholder.



                                      4.

     4.6 OBLIGATIONS. Pledgeholder shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by Pledgeholder to be genuine and to have been signed or presented by the proper party or parties. Pledgeholder shall not be personally liable for any act Pledgeholder may do or omit to do hereunder as Pledgeholder or as attorney-in-fact for Borrower while acting in good faith and in the exercise of Pledgeholder's own good judgment, and any act done or omitted by Pledgeholder pursuant to the advice of Pledgeholder's own attorneys shall be conclusive evidence of such good faith.

     4.7 AUTHORIZATION TO ACT. Pledgeholder is hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law, and is hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case Pledgeholder obeys or complies with any such order, judgment or decree of any court, Pledgeholder shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

     4.8 AUTHORITY TO INVEST. Any cash received by Pledgeholder pursuant to this Agreement and designated by Lender as additional Collateral and which is to be retained in pledge by Pledgeholder for more than fifteen (15) days shall be invested in an interest bearing savings account specified by Lender and the interest therein shall constitute a part of such additional Collateral.

     4.9 SUBSTITUTION OF COLLATERAL. If Pledgeholder receives securities or other property as substitute for Collateral, an assignment(s) separate from certificate if applicable and the consent of Lender in accordance with
Section 2.4 above, Pledgeholder shall deliver to Borrower the stock certificates or other property for which Pledgeholder has received substitute collateral.

     4.10 BANKRUPTCY. Bankruptcy, insolvency, or dissolution of any party hereto shall not affect Pledgeholder's performance hereunder.

     4.11 STATUTE OF LIMITATIONS. Pledgeholder shall not be liable for the lapse of any rights because of any statute of limitation applicable with respect to this Agreement or any documents deposited with Pledgeholder.

     4.12 LEGAL COUNSEL. Pledgeholder shall be entitled to employ such legal counsel and other experts as Pledgeholder may deem necessary to properly advise Pledgeholder in connection with Pledgeholder's obligations and may pay such counsel reasonable compensation therefor for which Pledgeholder shall be reimbursed by Lender.

     4.13 TERMINATION OF DUTIES; SUCCESSOR. Pledgeholder's responsibilities as Pledgeholder hereunder shall terminate if (i) Pledgeholder shall resign by thirty (30) days' written notice to Borrower and Lender, (ii) Borrower and Lender jointly agree as to Pledgeholder's termination and appoint
Pledgeholder's  successor, or (iii) Pledgeholder ceases to exist or is



                                      5.

otherwise unable to continue to discharge its duties hereunder. In the event of Pledgeholder's termination as Pledgeholder by resignation, ceasing to exist or by otherwise becoming unable to perform, Lender and Borrower shall mutually appoint a successor. Upon Pledgeholder's receipt of notice of any such appointment of Pledgeholder's successor, all documents, shares and other property then in Pledgeholder's possession pursuant to this Agreement shall be delivered to such successor.

     4.14 FURTHER INSTRUMENTS. If Pledgeholder reasonably requires other or further instruments in connection with this Agreement or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

     4.15 CONFLICTING NOTICES; DISPUTES. It is understood and agreed that should any dispute arise with respect to the delivery or ownership or right of possession of the Collateral, secruities or any other property held by Pledgeholder hereunder, Pledgeholder is authorized and directed to retain in its possession without liability to anyone all or any part of said Collateral, securities and such other property until such dispute shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree, or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but Pledgeholder shall be under no duty whatsoever to institute or defend any such proceeding.

5.   REPRESENTATIONS, WARRANTIES AND COVENANTS OF BORROWER.

     5.1 OWNERSHIP OF COLLATERAL; NO CONFLICTS. Borrower represents and warrants as of this date, and covenants for the period beginning on this date and ending upon the termination of this Agreement, that (i) Borrower has and will have the right to enter into this Agreement, to transfer to Pledgeholder all or any part of the Collateral, free and clear of any lien, claim, encumbrance or restriction of any type or nature whatsoever (other than restrictions on resale that may arise under applicable federal and state securities laws and the restrictions contained in the Company's Bylaws); (ii) the Collateral is not and will not be subject to any right of first refusal, right of repurchase or any similar right granted to, or retained by, the Company, any shareholder of the Company or any other person which has not been effectively waived or forfeited, other than the Option described in
Section 3 herein and the rights and restrictions contained in the Company's Bylaws; and (iii) there is no provision of any existing agreement, and Borrower will not enter into an agreement, by which Borrower is or would be bound (or to which Borrower is or would become subject) that conflicts or would conflict with this Agreement or the performance of Borrower's obligations under this Agreement.

     5.2 FURTHER ASSURANCES. Upon the reasonable request of Pledgeholder or Lender, Borrower will prepare, execute and deliver any further instruments and do any further acts that may be necessary to carry out more effectively the purpose of this Agreement.

6.   MISCELLANEOUS.



                                      6.

     6.1 AMENDMENT. Except as provided in Section 4.5, this Agreement may only be amended by a writing signed by Borrower and Lender. The signature of Pledgeholder shall be required as well for any amendment affecting Article 4 or 6 hereof.

     6.2 ASSIGNMENT. Borrower may not assign or otherwise transfer any of his rights or obligations under this Agreement. Except for any assignment of rights under this Agreement to affiliated partnerships of Lender, or to partners of Lender or such partnerships, Lender may assign all or any portion of its rights and obligations under this Agreement only with the prior written consent of Borrower, which consent shall not be unreasonably withheld or delayed. Subject to the foregoing, this Agreement shall be binding upon the heirs, executors and personal representatives of Borrower and shall be binding upon and inure to the benefit of the successors and assigns of Lender.

     6.3 ENTIRE AGREEMENT; CONTROLLING DOCUMENT. This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes any and all prior negotiations, correspondence and understandings between the parties with respect to the subject matter hereof, whether oral or in writing.

     6.4 COSTS OF ENFORCEMENT. If either party to this Agreement seeks to enforce its rights under this Agreement by legal proceedings or otherwise, the non-prevailing party shall pay all costs and expenses incurred by the prevailing party, including, without limitation, all reasonable attorneys' fees.

     6.5 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of California applicable to contracts entered into by California residents and to be performed wholly in the State of California.

     6.6 NOTICES. All notices and other communications under this Agreement (other than payments hereunder, which shall be deemed made as of the date of receipt by Lender) shall be in writing, and shall be deemed to have been duly given on the date of delivery if delivered personally, or on the second day after mailing if mailed to the party to whom notice is to be given by first class mail, registered or certified, postage prepaid, and addressed as follows (until any such address is changed by notice duly given):

           To Borrower at:                 K. Cyrus Hadavi
                                           c/o Paragon Management Systems, Inc.
                                           5933 W. Century Blvd., Suite 1220
                                           Los Angeles, CA 90045

           To Lender at:                   Paragon Management Systems, Inc.
                                           5933 W. Century Blvd., Suite 1220
                                           Los Angeles, CA 90045

           To Pledgeholder at:             Manatt, Phelps & Phillips, LLP
                                           Attn: T. Hale Boggs
                                           11355 West Olympic Boulevard



                                       7.

                                           Los Angeles, CA 90064-1614

Copies of all notices to be given to either Borrower or Lender pursuant to this Agreement also shall be delivered to Pledgeholder.

     6.7 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     6.8 SEVERABILITY. If any provision of this Agreement shall be determined to be invalid or unenforceable, the remainder shall be valid and enforceable to the maximum extent possible.

     6.9 HEADINGS. The section headings used in this Agreement are intended principally for convenience and shall not by themselves determine the rights and obligations of the parties to this Agreement.

     6.10 DELAY AND WAIVER. No delay on the party of Lender in exercising any right under this Agreement shall operate as a waiver of such right. The waiver by Lender of any term or condition of this Agreement shall not be construed as a waiver of a subsequent breach or failure of the same term or condition or a waiver of any other term or condition contained in this Agreement.

     6.11 TERM. This Agreement shall terminate on the later of (i) delivery by Lender, to Borrower and Pledgeholder, of notice that all Obligations of Borrower under this Agreement have been fulfilled, or (ii) exercise by Lender of the Option and the transfer to Lender of the Shares subject to the Option.



                                      8.

         IN WITNESS WHEREOF, the undersigned have executed this Agreement the day and year first above written.


                                       BORROWER:


                                       /s/ K. Cyrus Hadavi
                                       ---------------------------------------
                                       K. Cyrus Hadavi


                                       LENDER:

                                       PARAGON MANAGEMENT SYSTEMS, INC.


                                       By:  /s/ Nima Bakhtiary
                                          ------------------------------------
                                       Name:  Nima Bakhtiary
                                            ----------------------------------
                                       Title:  VP Strategic Partnerships
                                             ---------------------------------


         Upon reading and approving the foregoing, and in consideration of the consummation of the transactions contemplated hereby, I, SHIVA HADAVI, the spouse of K. Cyrus Hadavi, agree to be bound by the Agreement and further agree that any community property or other such interest shall be similarly bound by the Agreement. I hereby appoint my spouse as my attorney-in-fact with respect to any amendment or exercise of any rights under the Agreement.

                                       SPOUSE


                                       /s/ Shiva Hadavi
                                       ---------------------------------------

         The undersigned agrees to act as Pledgeholder under this Agreement pursuant to Section 4 and agrees to be bound only by Section 4 and Section 6.


                                       PLEDGEHOLDER

                                       MANATT, PHELPS & PHILLIPS, LLP


                                       By:
                                          ------------------------------------



                                      9.

         IN WITNESS WHEREOF, the undersigned have executed this Agreement the day and year first above written.

                                       BORROWER:


                                       ---------------------------------------
                                       K. Cyrus Hadavi


                                       LENDER:

                                       PARAGON MANAGEMENT SYSTEMS, INC.

                                       By:
                                          ------------------------------------
                                       Name:
                                            ----------------------------------
                                       Title:
                                             ---------------------------------


         Upon reading and approving the foregoing, and in consideration of the consummation of the transactions contemplated hereby, I, __________________, the spouse of K. Cyrus Hadavi, agree to be bound by the Agreement and further agree that any community property or other such interest shall be similarly bound by the Agreement. I hereby appoint my spouse as my attorney-in-fact with respect to any amendment or exercise of any rights under the Agreement.

                                       SPOUSE


                                       ---------------------------------------

         The undersigned agrees to act as Pledgeholder under this Agreement pursuant to Section 4 and agrees to be bound only be Section 4 and Section 6.


                                       PLEDGEHOLDER

                                       MANATT, PHELPS & PHILLIPS, LLP


                                       By:  /s/ [ILLEGIBLE]
                                          ------------------------------------




                                      9.

                                   EXHIBIT A

                            SECURED PROMISSORY NOTE

                                                                Los Angeles, CA
                                                                 July __, 1997


         FOR VALUE RECEIVED, the undersigned promises to pay to the order of PARAGON MANAGEMENT SYSTEMS, INC., a California corporation at 5933 W. Century Blvd., Suite 1220, Los Angeles, California 90045, or at such other place as the holder hereof may from time to time designate, the sum of Two Hundred Thousand Dollars ($200,000.00) in lawful money of the United States, together with interest on all unpaid principal at the rate of five percent (5%) per annum, commencing on the date of this Note and continuing until paid in full. Interest shall be payable semi-annually in arrears, not later than December 31st and June 30th. All outstanding principal and accrued interest shall be due and payable in full on or before July 31, 2002. In addition, upon an "Event of Default" as defined in that certain Loan. Pledge and Option Agreement of even date herewith (the "Loan Agreement"), the holder of this Note shall have the right to declare the entire sum of principal and accrued interest immediately due and payable. This Note may be prepaid in whole or in part at the option of the undersigned without premium or penalty at any time.

         In case suit or any legal proceeding is instituted to collect this Note or any portion thereof, the undersigned promises to pay, in addition to the costs and disbursements allowed by law, reasonable attorneys' fees as determined by the court.

         The makers, endorsers and all persons now or hereafter liable on this Note severally waive demand notice, presentment for payment and protest and notice of any default whereby this Note may be declared immediately due and payable.

         This Note is secured by the Loan Agreement, pursuant to which the undersigned has pledged certain shares of the Common Stock of Paragon Management Systems, Inc. In the event of any breach of or default under the Loan Agreement, the entire unpaid principal balance hereof, together with accrued interest, shall at the option of the holder, without notice, become immediately due and payable. This Note shall be governed by the laws of the State of California.



                                       ---------------------------------------
                                       K. Cyrus Hadavi

                                  EXHIBIT B

                     ASSIGNMENT SEPARATE FROM CERTIFICATE


         FOR VALUE RECEIVED, I, K. Cyrus Hadavi, hereby sell, assign and transfer unto ____________________, __________ shares of the Common Stock of Paragon Management Systems, Inc. (the "Company") standing in my name on the books of the Company represented by Certificate No(s). ___________________ herewith and do hereby irrevocably constitute and appoint the Secretary or Assistant Secretary of the Company to transfer said stock on the books of the Company with full power of substitution in the premises.


Dated:
      --------------------------


                                           -----------------------------------
                                           K. Cyrus Hadavi


         This Assignment Separate from Certificate was executed in conjunction with the terms of a Loan. Pledge and Option Agreement dated July __, 1997, and shall not be used in any manner except as provided in such Agreement.